California First Leasing Corporation ________________________________________________ __

Interim Report to Shareholders
First Quarter Ended September 30, 2024

California First Leasing Corporation, (OTCQX: CFNB, “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended. The Company retains its lease business while using equity and other investments to maximize current income and generate capital appreciation.

This interim report for the quarter ended September 30, 2024, prepared by management without audit, provides an update to the annual report for the fiscal year ended June 30, 2024. Accordingly, it does not contain all the information required to meet annual or semiannual disclosure obligations and should be reviewed in conjunction with the annual report filed with the Securities and Exchange Commission and available on the Company’s website at https://www.calfirstlease.com/investor. The Company’s quarterly earnings and net asset value per share can fluctuate widely due to including gains and losses on equity securities that are determined based on stock prices on the last day of a fiscal quarter.

Selected Financial Data

(thousands, except per share)	Three months ended Sept. 30,
	2024	2023

Dividend and interest income	$1,238	$1,469
Net realized gain (loss) on investment	899	(256)
Net change in unrealized securities gain (loss)	563	410
Realized and unrealized security gain (loss)	1,462	154
Net investment income (loss)	$2,700	$1,623
Lease income	3,137	617
Operating expenses	552	658
Income tax expense	1,197	326
Net Income	$4,087	$1,255

	At September 30,		At June 30,
Balance Sheet Data	2024	2023	2024
Cash and cash equivalents	$25,694	$39,095	$24,674
Equity securities	229,871	172,819	223,626
Lease and loan assets	10,351	16,416	12,309
Total assets	267,063	228,815	261,027
Shareholders' equity	$246,746	$220,636	$242,659

Beginning Net Asset Value (NAV) per share	$26.07	$22.61	$22.61
Net income per share	0.44	0.13	3.54
Dividends paid	-	-	0.40
Net gain on share repurchase	-	-	0.32
Net Asset Value per share, end of period	$26.51	$22.74	$26.07

Common Shares Outstanding	9,309	9,703	9,309

Equity Investment Portfolio

The distribution of equity securities across industry groups and security type as of September 30, 2024 and fiscal year ended June 30, 2024 along with the comparative gains or losses by group is summarized below.

(in thousands)		Unrealized
	Cost Basis	Gains	(Losses)	Fair Value
as of September 30, 2024
Commercial / Industrial	$95,603	$54,851	$(4,761)	$145,693
Consumer	26,545	4,250	(3,053)	27,742
Financial	22,493	9,596	(208)	31,881
Healthcare	14,983	4,622	(640)	18,965
Exchange-Traded Fund	5,483	107	-	5,590
	$165,107	$73,426	$(8,663)	$229,871
as of June 30, 2024
Commercial / Industrial	$93,526	$60,319	$(2,760)	$151,085
Consumer	28,423	2,289	(5,156)	25,556
Financial	22,493	8,205	(647)	30,051
Healthcare	14,983	3,947	(1,996)	16,934
	$159,425	$74,760	$(10,559)	$223,626

California First Leasing Corporation	Interim Report as of September 30,2024

SCHEDULE OF INVESTMENTS
	Description	Shares	Market Value
COMMON STOCKS-- 90.90%
Auto & Truck Dealerships-- 1.39%	Lithia Mtrs Inc	10,759	$3,417,489
Auto Parts-- 1.65%	Allison Transmission	42,290	4,062,800
Banks - Diversified-- 4.70%	Bank of America Corp	117,500	4,662,400
	JP Morgan Chase & Co	4,380	923,567
	Wells Fargo & Co	106,400	6,010,536
			11,596,503
Capital Markets-- 4.66%	Goldman Sachs	23,200	11,486,552
Credit Services-- 1.71%	Credit Acceptance Corp (1)	1,220	540,972
	PayPal Holdings Inc (1)	47,100	3,675,213
			4,216,185
Drug Manufacturers-- 2.78%	Bristol Myers Squibb	132,800	6,871,072
Entertainment-- 0.76%	Netflix.com Inc. (1)	2,650	1,879,566
Footwear & Accessories-- 2.05%	On Holding AG (1)	101,100	5,070,165
Healthcare Plans-- 4.90%	Cigna Corp New	30,710	10,639,172
	United Health Group	2,489	1,455,269
			12,094,441
Information Tech Services-- 1.70%	Cognizant Tech Solutions	32,799	2,531,427
	Leidos Holdings Inc	10,181	1,659,503
			4,190,930
Insurance - Diversified-- 0.63%	Berkshire Hathaway Inc (1)	3,364	1,548,315
Insurance - Reinsurance-- 1.23%	Everest Group LTD	7,740	3,032,764
Internet Content & Information-- 12.80%	Alphabet Inc.	105,100	17,430,835
	Fiverr Intl LTD (1)	71,710	1,855,138
	Match Group Inc (1)	68,500	2,592,040
	Meta Platforms Inc	13,907	7,960,923
	Shutterstock Inc	49,385	1,746,747
			31,585,683
Internet Retail-- 0.21%	Alibaba Grp Hldg	4,900	519,988
Oil & Gas E & P-- 2.48%	Ovintiv Inc.	159,925	6,126,727
Oil & Gas Equipment & Services-- 2.19%	Schlumberger LTD	129,000	5,411,550
Oil & Gas Integrated-- 7.64%	Exxon Mobil	160,800	18,848,976
Resorts & Casinos-- 0.83%	Vail Resorts Inc	11,808	2,058,016
Scientific & Technical Instruments-- 0.72%	Sensata Technologies	49,350	1,769,691
Semiconductor Eqp & Materials-- 7.60%	Applied Materials	92,836	18,757,514
Semiconductors-- 15.94%	Advanced Micro Devices Inc. (1)	37,100	6,087,368
	Marvell Technology Inc	130,800	9,433,296
	Micron Technology Inc	81,300	8,431,623
	Qualcomm Inc	58,650	9,973,433
	Taiwan Semiconductor Co	31,150	5,409,821
			39,335,540
Software Application-- 1.81%	Applovin Corporation (1)	34,137	4,456,585
Specialty Business Services-- 1.48%	Global Payments Inc.	35,650	3,651,273
Specialty Chemicals-- 1.95%	Dupont De Nemours	53,940	4,806,593
Steel-- 1.24%	Cleveland-Cliffs Inc. (1)	239,000	3,052,030
Telecom Services-- 4.17%	Charter Communications (1)	7,657	2,481,481
	Verizon Communications	173,750	7,803,113
			10,284,594
Thermal Coal-- 0.90%	Consol Energy Inc	21,300	2,229,045
Tobacco-- 0.78%	British American Tobacco	52,500	1,920,450
	Total-Equity Investments		$224,281,037

EXCHANGE TRADED FUND-- 2.27%
Small-Cap Core	Ishares Russell 2000 ETF	25,305	$5,589,621
SHORT-TERM INVESTMENTS-- 10.11%
Money Market Mutual Funds-- 8.29%	Fidelity MM Treasury Portfolio (4.87%) **		18,738,144
	State Street Inst Liquid Rsrvs (4.95%) **		1,717,531
U.S. Treasuries-- 1.82%	US Treasury Bills (4.75%) **		4,491,251
	Total-Short-term Investments		$24,946,926
TOTAL INVESTMENTS			$254,817,584

	Net Assets at September 30, 2024		$246,746,110
(1) Non-income producing security
** Rate is the annualized seven-day yield of the fund at period end.